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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 8, 2002
                         Commission File Number 0-23252


                            IGEN INTERNATIONAL, INC.
                           (Exact name of registrant)


                  Delaware                              94-2852543
          (State of organization)          (I.R.S. Employer Identification No.)

               16020 Industrial Drive, Gaithersburg Maryland 20877
              (Address of principal executive offices and zip code)


                                 (301) 869-9800
                         (Registrant's telephone Number)



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ITEM 5.  OTHER EVENTS

         On March 8, 2002, IGEN International, Inc. ("Company") executed agreements ("Purchase Agreements") with Acqua Wellington Private Placement Fund, Ltd ("AWPPF") and Acqua Wellington Opportunity I Limited ("AWOI") (together, "Acqua Wellington") under which the Company agreed to sell and Acqua Wellington agreed to purchase an aggregate of 1,000,000 shares of the Company's Common Stock (the "Shares") for an aggregate purchase price of $36,809,423. In addition, the Company and Acqua Wellington also executed agreements under which the Company agreed to register the Shares with the Securities and Exchange Commission under the Securities Act of 1933. The transactions contemplated by the Purchase Agreements closed on March 11, 2002.

ITEM 7.  EXHIBITS.

Exhibit 10.1 Purchase Agreement between the Company and AWPPF dated as of March 8, 2002 relating to the sale of 560,000 of the Shares ("AWPPF Shares").

Exhibit 10.2 Purchase Agreement between the Company and AWOI dated as of March 8, 2002 relating to the sale of 440,000 of the Shares ("AWOI Shares").

Exhibit 10.3 Registration Rights Agreement between the Company and AWPPF dated as of March 8, 2002 relating to the registration of the AWPPF Shares.

Exhibit 10.4 Registration Rights Agreement between the Company and the AWOI dated as of March 8, 2002 relating to the registration of the AWOI Shares.

Exhibit 10.5     Press release dated March 12, 2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IGEN INTERNATIONAL, INC.

                                          By:/s/ George V. Migausky
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                                          George V. Migausky
                                          Chief Financial Officer
Dated:  March 15, 2002





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